Exhibit 10.1

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (the “Agreement”) is made and entered into as of this 27th day of July 2022 (the “Effective Date”) by and between the following parties:

MCA WESTOVER HILLS OPERATING COMPANY, LLC	d/b/a
Memory Care of Westover Hills	which is a
Limited Liability Company	located at
10910 Town Center Drive San Antonio, TX 78251	(the “Seller”);

and,

ONE RIVER FUNDING, LLC, a Florida limited liability company, located at 429 Lenox Avenue, Miami Beach, FL 33139 (the “Buyer”);

Seller and Buyer are sometimes together referred to herein as the “Parties” and separately as a “Party”.

SUMMARY OF KEY FINANCIAL TERMS

Purchase Price:	$95,000.00
Purchased Amount:	$141,550.00
Purchase Percentage:	15%
Daily Retrieval:	$1,559.00
Transaction Setup Fee:	$2,850.00
Net Amount Received by Seller	$92,150.00

THE PARTIES ACKNOWLEDGE, UNDERSTAND, AND AGREE THAT THIS “SUMMARY OF KEY FINANCIAL TERMS” DOES NOT CONTAIN ALL OF THE TERMS AND CONTIONS OF THIS AGREEMENT, AND THAT THERE MAY BE OTHER FINANCIAL TERMS CONTAINED WITHIN THIS AGREEMENT THAT ARE NOT CONTAINED WITHIN THE “SUMMARY OF KEY FINANCIAL TERMS”. THE PARTIES FURTHER ACKNOWLEDGE, UNDERSTAND, AND AGREE THAT THE CAPTION “SUMMARY OF KEY FINANCIAL TERMS” SHALL BE IGNORED IN INTERPRETING AND CONSTRUING THIS AGREEMENT.

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Seller’s Initial:

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1. DEFINITIONS & DEFINED TERMS. The Parties acknowledge, understand, and agree to the following defined terms and definitions:

a. “Business Day” shall mean any day other than Saturday, Sunday, or a Legal Holiday.

b. “Daily Retrieval” shall mean the fixed amount of money remitted by Seller to Buyer each and every Business Day until Buyer has received the Purchased Amount in full pursuant to the terms and conditions of this Agreement. The Daily Retrieval is based on the Purchase Percentage and Seller’s Average Monthly Sales. The Parties acknowledge, understand, and agree that the Daily Retrieval shall be in the dollar amount shown in the “SUMMARY OF KEY FINANCIAL TERMS” on Page 1 of this Agreement. More than one Daily Retrieval shall be known as “Daily Retrievals.” The dollar amount of the Daily Retrieval is subject to change pursuant to the terms and conditions of this Agreement.

c. “Future Receivables” shall mean any and all deposits and/or credits into Seller’s Bank Account including, but not limited to: (i) cash deposits; (ii) check deposits; (iii) wire transfer of funds; (iii) ACH transfer of funds; (iv) monies received from transactions involving credit cards, debit cards, bank cards, gift cards, and charge cards; (v) monies received from transactions involving Cash App, Venmo, Zelle, OFX, Paypal, Square, TransferWise, WorldRemit, Facebook Pay, Apple Pay, Remitly, Google Pay, Samsung Pay, Paytm, Azimo, Payoneer, Western Union, and/or any other application, website, and/or service used for the transfer of monies between parties; and/or (vi) transactions involving any cryptocurrencies such as Bitcoin, Ethereum, Litecoin, Cardano, Polkadot, Bitcoin Cash, Stellar, Chainlink, Binance Coin, Tether, Monero, and/or any other cryptocurrency accepted by Seller.

d. “Legal Holiday” shall mean any holiday listed in 5 U.S.C. §6103.

e. “Purchased Amount” shall mean the monetary value of the Future Receivables being sold by Seller to Buyer. The Parties acknowledge, understand, and agree that the Purchased Amount shall be in the dollar amount shown in the “SUMMARY OF KEY FINANCIAL TERMS” on Page 1 of this Agreement.

f. “Purchase Price” shall mean the dollar amount that Buyer is paying to Seller for the Purchased Amount of Future Receivables. The Parties acknowledge, understand, and agree that the Purchase Price shall be in the dollar amount shown in the “SUMMARY OF KEY FINANCIAL TERMS” on Page 1 of this Agreement.

g. “Purchase Percentage” shall mean the average percentage of Future Receivables that Seller agrees to remit to Buyer each and every Business Day until Buyer has received the Purchased Amount in full pursuant to the terms and conditions of this Agreement. The Parties acknowledge, understand, and agree that the Purchase Percentage shall be the percentage shown in the “SUMMARY OF KEY FINANCIAL TERMS” on Page 1 of this Agreement.

h. “Seller’s Average Monthly Sales” shall mean Seller’s average monthly sales as represented and warranted by Seller to Buyer.

i. “Seller’s Bank Account” shall mean the bank account(s) that Seller designates as the bank account(s) from which Buyer may obtain each and every Daily Retrieval and as listed on the “MERCHANT BANKING INFORMATION ADDENDUM”.

Seller’s Initial:

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j. “Transaction Setup Fee” shall mean the non-refundable fee paid by Seller to Buyer for matters related to the creation and maintenance of Seller’s account with Buyer including, but not necessarily limited to: (i) fees incurred in connection the filing, submission, and/or recording of any UCC forms and statements; (ii) ACH setup fees; (iii) ACH maintenance fees; (iv) wire transfer fees; (v) Buyer’s review of information and documentation provided by Seller to Buyer; (vi) Buyer’s risk assessment of Seller; (vii) Buyer’s due diligence relating to this Agreement; and, (viii) any other related fees, costs, and expenses as determined by Buyer, in Buyer’s sole and absolute discretion. The Parties acknowledge, understand, and agree that the Transaction Setup Fee shall be in the dollar amount shown in the chart above on page 1. The Parties further acknowledge, understand, and agree that the Transaction Setup Fee shall be deducted from the Purchase Price or debited from Seller’s Bank Account.

Capitalized terms not otherwise defined herein, shall have the same meanings ascribed to them in the Uniform Commercial Code as adopted by the State of Florida (“UCC”) and the Fee Structure Addendum as applicable.

2. AGREEMENT TO BUY AND SELL. In consideration of the Purchase Price, after application of the Transaction Setup Fee, Seller agrees to sell, transfer, and assign to Buyer the Purchased Amount of Future Receivables. Buyer agrees to purchase, accept, and assume from Seller the Purchased Amount of Future Receivables for the Purchase Price. In order to effectuate Buyer’s purchase of the Purchased Amount of Future Receivables, Seller agrees to remit the Daily Retrieval to Buyer each and every Business Day until Buyer has received the Purchased Amount in full pursuant to the terms and conditions of this Agreement.

3. COLLECTION OF DAILY RETRIEVAL. The Parties acknowledge, understand, and agree that Buyer may obtain the Daily Retrieval from Seller using any of the following methods:

a. Directly from Processor. If Buyer agrees to accept the remittance of the Daily Retrieval directly from a processing company, Seller shall enter into an agreement with a processing company selected by Buyer, in Buyer’s sole and absolute discretion, for the processing of the Daily Retrieval from Seller’s Bank Account to Buyer (the “Processor”). Seller shall authorize Processor to deliver the Daily Retrieval directly to Buyer rather than to Seller. Seller’s authorization to Processor shall be irrevocable, absolute, and unconditional. Seller hereby irrevocably grants Processor the right to hold the Daily Retrieval and remit to Buyer directly (at, before, or after the time Processor credits or remits to Seller the balance of the Future Receivables not sold by Seller to Buyer). Seller acknowledges, understands, and agrees that Processor may provide Buyer with Seller’s payment device processing history, including, without limitation, Seller’s chargeback experience and any communications about Seller received by Processor from a card processing system and/or processing company. Seller acknowledges that Buyer does not have any power or authority to control Processor’s actions with respect to the authorization, clearing, settlement and other processing of transactions and that Buyer is not responsible for Processor’s actions. Seller agrees to hold Buyer harmless for any and all of Processor’s actions or omissions. Before 5:00 P.M. EST of the day following each day that Seller conducts business, Seller shall cause Processor or Processor’s agent to deliver to Buyer, in a format acceptable to Buyer, a record from Processor reflecting the total gross dollar amount of the preceding day’s debit and credit card transactions processed by Seller, irrespective of whether such amount consists of sales, taxes or other amounts collected by Seller from its customers (hereafter “Daily Batch Amount”). In the event that Seller is unable to procure Processor’s compliance in a timely manner or as otherwise required under this section, within two (2) Business Days’ written notice from Buyer to Seller of the same, Seller shall, at its sole expense, terminate its relationship with Processor and exclusively engage the services of an alternative processing company selected by Buyer, in Buyer’s sole and absolute discretion. Any alternative processing company used by Seller shall thereafter be referred to and included within the meaning of “Processor” herein.

Seller’s Initial:

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b. Debiting Seller’s Bank Account. If Buyer agrees to accept the remittance of the Daily Retrieval by debiting Seller’s Bank Account, Seller irrevocably authorizes Buyer or its designated successor or assignee to withdraw the Daily Retrieval by (i) initiating a debit via the Automated Clearing House (ACH) system; and/or (ii) any other means deemed appropriate to Buyer, in Buyer’s sole and absolute discretion, to debit entries from Seller’s Bank Account and transfer such funds to Buyer. In the event of an erroneous withdraw from Seller’s Bank Account to Buyer, Seller expressly authorizes Buyer to credit Seller’s Bank Account for the amount erroneously withdrawn. Seller acknowledges, understands, and agrees that Buyer shall not be required to credit Seller’s Bank Account for amounts withdrawn related to transactions which are subsequently reversed, challenged, and/or disputed for any reason. Buyer, in its sole and absolute discretion, may elect to offset any such amount from collections from Future Receivables.

c. Debiting an Approved Account. If Buyer agrees to accept the remittance of the Daily Retrieval by debiting a bank account established by Seller that is approved by Buyer (an “Approved Account”), Seller agrees to complete all necessary forms to establish the Approved Account. Seller acknowledges and agrees that any funds deposited into the Approved Account by Processor will remain in the Approved Account until the Daily Retrieval is withdrawn by Buyer, and only then may the remaining funds, minus any amount required to maintain the minimum balance for the Approved Account, will be forwarded to Seller’s Bank Account. If the Approved Account requires a minimum account balance, Buyer may, in Buyer’s sole and absolute discretion, fund the required minimum balance for the Approved Account and obtain reimbursement from Seller. Buyer is not required to provide notice to Seller prior to the assessment of any of the fees and charges set forth in this Agreement or any of the fees and charges set forth in the Fee Structure Addendum. In addition, Buyer may upon prior notice to Seller change any of the fees or charges under this Agreement and/or under the Fee Structure Addendum.

SELLER SHALL PERFORM ALL ACTIONS DEEMED NECESSARY BY BUYER, IN BUYER’S SOLE AND ABSOLUTE DISCRETION, TO PERMIT BUYER TO OBTAIN THE DAILY RETRIEVAL, INCLUDING SELLER EXECUTING AGREEMENTS WITH THIRD PARTIES FOR THE PROCESSING AND DELIVERY OF THE DAILY RETRIEVAL TO BUYER. SELLER ACKNOWLEDGES, UNDERSTANDS, AND AGREES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR BUYER ENTERING INTO THIS AGREEMENT.

4. POWER OF ATTORNEY. Seller irrevocably appoints Buyer as its agent and attorney-in- fact with full authority to take any action or execute any instrument or document to settle all obligations due to Seller from any bank or Processor, or in the event of a Default (as defined in this Agreement), to Buyer under this Agreement, including without limitation (i) to obtain and adjust insurance; (ii) to collect monies due or to become due under or in respect of any of the Purchased Amount; (iii) to receive, endorse, and collect any checks, notes, drafts, instruments, documents or chattel paper; (iv) to sign Seller’s name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to Buyer; (iv) to file any claims, take any action, or institute any proceeding, all at Seller’s sole cost and expense, that Buyer may deem necessary in Buyer’s sole and absolute discretion; and, (v) Buyer shall have the right, without waiving any of its rights and remedies and without notice to Seller or any Guarantor (as defined in this Agreement), to notify any credit card processor, any customer or client of Seller, or any third party that may owe Seller monies, of the sale of the Purchased Amount of Future Receivables and redirect the remittance of daily settlements to an account of Buyer’s choosing in order to settle all obligations due to Buyer under this Agreement.

5. SELLER’S REPRESENTATIONS, WARRANTIESM AND COVENANTS. Seller represents, warrants, and covenants to the following as of this date, and at all times during the course of this Agreement:

Seller’s Initial:

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a. Seller is a business that regularly accepts payments from credit cards, debit cards, bank cards, gift cards, and charge cards as a means by which its customers pay Seller for amounts due whether for goods sold, services rendered, or in satisfaction of other amounts owed.

b. Seller shall not take any action to discourage the use of credit cards, debit cards, bank cards, gift cards, and charge cards which are settled though Processor or to permit any event to occur which could have an adverse effect on the use, acceptance, or authorization of credit cards, debit cards, bank cards, gift cards, and charge cards for the purchase of Seller’s services and products.

c. Seller is financially solvent (i.e. the assets that Seller owns exceed the value of Seller’s liabilities and Seller is able to pay its obligations as they come due) as of the date of this Agreement. Seller fully anticipates that Seller will remain solvent

d. Seller acknowledges that this is not a loan and agrees that it will not enter into any agreement with a third party that offers debt restructuring, debt settlement, debt management, debt balance reduction, creditor reduction, creditor negotiation, financial mitigation, or other similar services, as they are not applicable to this Agreement.

e. Seller shall use the Purchase Price paid by Buyer for the Purchased Amount of Future Receivables solely for business purposes in the ordinary course of Seller’s business and will not use any of the Purchase Price paid by Buyer for personal, household, family, or consumer purposes.

f. Any and all payment processing terminals and/or point of sale systems shall be approved by Buyer and programmed to process only through Processor.

g. Seller shall not change or close Seller’s Bank Account, the Approved Account, or credit card processor through which the major credit cards are settled from Processor to another credit card processor, cease or change its payment instruction or other arrangements with Processor or to permit any event to occur that could cause a diversion of any of Seller’s credit and/or debit card transactions to another processing company without Buyer’s prior written consent, which may be withheld, denied, and/or conditioned in Buyer’s sole and absolute discretion. In the event that Seller changes its Buyer-approved Processor without Buyer’s written consent, Seller shall, in addition to paying any other damages suffered by Buyer, pay to Buyer the Blocked Account Fee set forth in the Fee Structure Addendum as liquidated damages, as it will be impracticable or extremely difficult to determine the resulting damages suffered by Buyer.

h. All financial records, statements, books and records, ledgers, and all other documents that Seller has shown to Buyer, and all facts contained within such documents, either before or after the execution of this Agreement, are true and accurate.

i. Seller has not entered into any other agreement for the sale of Future Receivables and/or cash advance agreements except as disclosed to Buyer in writing prior to the execution of this Agreement.

j. Seller has not and shall not enter into any other agreement for the sale of Future Receivables and/or cash advance agreements without Buyer’s advance written consent, which may be withheld, denied, and/or conditioned in Buyer’s sole and absolute discretion.

k. Seller has not accepted and shall not accept any cash advances absent Buyer’s advance written consent, which may be withheld, denied, and/or conditioned in Buyer’s sole and absolute discretion.

Seller’s Initial:

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l. Seller has not entered into any financing or factoring agreement, except as disclosed to Buyer in writing prior to the execution of this Agreement.

m. Seller shall not enter into any financing or factoring agreement without Buyer’s advance written consent, which may be withheld, denied, and/or conditioned in Buyer’s sole and absolute discretion.

n. Seller has not granted a security interest in any of its Future Receivables to any third party except as disclosed to Buyer in writing prior to the execution of this Agreement.

o. Seller shall not grant a security interest in any of its Future Receivables without Buyer’s advance written consent, which may be withheld, denied, and/or conditioned in Buyer’s sole and absolute discretion.

p. Seller shall not sell, dispose, convey, assign, pledge, hypothecate, transfer, or otherwise encumber all or any portion of Seller’s business, Seller’s Future Receivables, and/or Seller’s assets without the prior written consent of Buyer which may be withheld, denied, and/or conditioned in Buyer’s sole and absolute discretion.

q. In the event that Seller’s Bank Account does not have adequate funds available to cover the Daily Retrieval to be delivered to Buyer, Seller must provide advance written notice to Buyer. If any attempted ACH debit is rejected because the account is considered to have Non-Sufficient Funds (hereafter “NSF”) then Buyer will assess the NSF Fee set forth in the Fee Structure Addendum per each occurrence, to be automatically debited from Seller’s Bank Account.

r. Seller shall not attempt to revoke its ACH authorization to Buyer set forth in this Agreement or otherwise take any measure to interfere with Buyer’s ability to collect the Daily Retrieval or any other monies that Buyer is otherwise entitled to receive pursuant to this Agreement.

s. Seller’s Bank Account is used for business purposes only and not for any personal, family, or household matters.

t. Seller shall not close Seller’s Bank Account or the Approved Account (or change the bank account into which Processor deposits the Future Receivables) to another account without Buyer’s prior written consent, which may be withheld, denied, and/or conditioned in Buyer’s sole and absolute discretion. In the event that Seller changes Seller’s Bank Account or the Approved Account without Buyer’s prior written consent, Seller shall, in addition to paying any other damages suffered by Buyer, pay to Buyer the Blocked Account Fee as liquidated damages, as it will be impracticable or extremely difficult to determine the resulting damages suffered by Buyer.

u. Seller is not a party to any lawsuit and is not aware of any claims, actions, proceedings, and/or circumstances that would cause any of the Purchased Amount to not be fully collectible.

v. There are no judgments or liens against Seller.

w. Seller shall not conduct its businesses under any name other than as disclosed to Buyer, or change any of its places of business, or change the type of business it conducts without Buyer’s prior written consent which may be withheld, denied, and/or conditioned in Buyer’s sole and absolute discretion.

Seller’s Initial:

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x. All information Seller furnished to Buyer in this Agreement and any application, including, without limitation, Seller’s processing statements, is true and accurate in all respects and represents the true financial condition, result of operations, and cash flows of Seller at such dates.

y. There have not been any material adverse changes in Seller’s business, its prospects, or in Seller’s financial condition, results of operations, or cash flows.

z. Seller has not commenced any case or proceeding seeking protection under any bankruptcy or insolvency law or had any such case or proceeding commenced against Seller.

aa. Seller is not contemplating commencing any case seeking protection under any bankruptcy or insolvency law.

bb. Seller has not consulted with a bankruptcy attorney in the last twelve (12) months.

cc. Seller is not contemplating closing Seller’s business.

dd. Seller does not intend to temporarily close its business for renovations or other reasons during the next eighteen (18) months.

ee. Seller has paid, and will continue to pay, all necessary local, state, and federal taxes and fees.

ff. Seller is not in default of any agreement with any creditor with which it established a relationship prior to the execution of this Agreement, nor has Seller entered into any forbearance agreement with a creditor unless it has been previously disclosed to Buyer, and to which Buyer consented in writing.

gg. Seller will (i) conduct its business consistent with past practice; (ii) not incur any debt over $1,000.00 without Buyer’s prior written consent which may be withheld, denied, and/or conditioned in Buyer’s sole and absolute discretion; (iii) not commit fraud; (iv) not make materially false statements; and, (v) not withhold information from Buyer necessary for the effective consummation for the transactions contemplated in this Agreement.

hh. Seller has the authority to execute this Agreement and to perform its obligations hereunder.

ii. The execution of this Agreement does not conflict with and is not in violation of any of Seller’s governing documents, any other agreement to which Seller is a party, or any other matters by which Seller is bound and/or regulated, including, but not limited to, articles of organization, by-laws, rules and regulations, charter, any contracts, policy statements, handbooks, wills, trusts, other testamentary instruments, and/or orders of Court.

jj. Seller shall not take any action to block Buyer’s access Seller’s Bank Account and/or the Approved Account. Seller must provide updated login information for Seller’s Bank Account and/or the Approved Account within twenty-four (24) hours of any login change.

kk. The Future Receivables are owned solely by Seller and are not assigned, conveyed, or encumbered except for the sale to Buyer as provided for in this Agreement.

ll. Seller acknowledges adequacy and sufficiency of the Purchase Price as consideration for the Purchased Amount of Future Receivables.

Seller’s Initial:

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mm. Neither Seller, its constituents or affiliates, nor any of their respective agents, is in violation of any law relating to terrorism or money laundering, including, but not limited to, Executive Order No. 13224 on Terrorist Financing, the U.S. Bank Secrecy Act, as amended by the Patriot Act, the Trading with the Enemy Act, the International Emergency Economic Powers Act and all regulations promulgated thereunder, all as amended from time to time.

nn. Seller possesses and is in compliance with all permits, licenses, approvals, consents and other authorizations necessary to conduct its business.

oo. Seller is in compliance with any and all applicable federal, state, and local laws, rule, and regulations.

pp. Seller possesses all requisite permits, authorizations, and licenses to own, operate and conduct the business in which it is presently engaged.

qq. Sell shall maintain insurance in such amounts and against such risks as are consistent with past practice and shall show proof of insurance to Buyer upon Buyer’s request.

rr. Seller understands that: (i) the foregoing representations, warranties, and covenants of Seller are a fundamental condition to induce Buyer to enter into this Agreement; (ii) Buyer is relying on these representations, warranties, and covenants of Seller in entering into this Agreement; and, (iii) Buyer would not make any payment of any Purchase Price to Seller hereunder if any of the foregoing representations, warranties, and covenants were not accurate and truthful, including, without limitation, that the proceeds are or were to be used for anything other than for business purposes of Seller in the ordinary course of Seller’s business.

6. NO AGENCY RELATIONSHIP CREATED. Unless otherwise disclosed, Buyer is an entirely separate and independent entity from Processor and Processor’s agents. Processor is not authorized to waive or alter any term or condition of this Agreement and any representations and/or statements made by Processor shall in no way affect the Parties’ rights and obligations set forth herein.

7. NOT A LOAN. THE PARTIES ACKNOWLEDGE, UNDERSTAND, AND AGREE THAT THE TRANSACTIONS MEMORIALIZED IN THIS AGREEMENT ARE FOR THE PURCHASE AND SALE OF THE PURCHASED AMOUNT OF SELLER’S FUTURE RECEIVABLES. THE TRANSACTIONS MEMORIALIZED IN THIS AGREEMENT ARE NOT INTENDED TO BE A LOAN, NOR SHALL THEY BE CONSTRUED AS A LOAN OR AN ASSIGNMENT FOR SECURITY FROM BUYER TO SELLER. SELLER ACKNOWLEDGES, UNDERSTANDS, AND AGREES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR BUYER ENTERING INTO THIS AGREEMENT. SELLER ACKNOWLEDGES THAT IT HAS NO RIGHT TO REPURCHASE THE PURCHASED AMOUNT FROM BUYER. THE PARTIES ACKNOWLEDGE, UNDERSTAND, AND AGREE THAT NONE OF THE PARTIES TO THIS AGREEMENT AND NO GUARANTORS OF THIS AGREEMENT ARE A “CONSUMER” WITH RESPECT TO THIS AGREEMENT AND THE UNDERLYING TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AND NEITHER THIS AGREEMENT NOR ANY GUARANTEE THEREOF SHALL BE CONSTRUED AS A CONSUMER TRANSACTION.

Seller’s Initial:

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8. SELLER’S RIGHT TO MONTHLY RECONILIATION. In the event the monthly total of Daily Retrievals received by Buyer in the previous month exceeds the amount Buyer should have received based on the Purchase Percentage, Seller shall have the right to request a reconciliation from Buyer (a “Reconciliation Request”). Seller acknowledges, understands, and agrees that a Reconciliation Request is not automatic, and that Seller must make each Reconciliation Request in writing to Buyer within three (3) Business Days of the last day of the month for which Seller is requesting a reconciliation. Seller acknowledges, understands, and agrees that a Reconciliation Request is expressly waived if not made in writing to Buyer within three (3) Business Days of the last day of the month for which Seller is requesting a reconciliation. Upon receipt of a timely received Reconciliation Request, Buyer, in Buyer’s sole and absolute discretion, shall have thirty (30) days to either (i) adjust the Daily Retrievals moving forward to reflect Seller’s actual deposits of Future Receivables during such time period; or, (ii) refund Seller any amount debited from the month that exceeded the Purchase Percentage.

9. BUYER’S RIGHT TO REQUEST INFORMATION AND CHANGES TO THE DAILY RETRIEVAL. At any time, Buyer may require Seller to provide any information and documents that Buyer deems necessary, in Buyer’s sole and absolute discretion, to evaluate whether the Daily Retrieval should be adjusted. Seller’s failure to provide the information and documents requested by Buyer within three (3) Business Days shall constitute a Default of this Agreement. Seller acknowledges, understands, and agrees that Seller’s failure to provide the information and documents requested by Buyer within three (3) Business Days shall permit Buyer the absolute right to adjust the Daily Retrieval to the dollar amount shown in the “SUMMARY OF KEY FINANCIAL TERMS” on Page 1 of this Agreement.

10. RIGHT OF FIRST REFUSAL. Seller hereby grants to Buyer an irrevocable right of first refusal to purchase any of Seller’s additional Future Receivables that Seller desires to sell (the “ROFR”). In the event Seller desires to sell any additional Future Receivables at any time following the Effective Date, Seller shall notify Buyer in writing setting forth all material economic terms of such transaction (the “Offer Notice”). After receipt of the Offer Notice, Buyer shall have a period of ten (10) days from the date of receipt of the Offer Notice within which to notify Seller in writing of its election to purchase the additional Future Receivables offered for sale by Seller in the Offer Notice (the “Buyer’s Notice”). In the event Buyer fails to timely deliver the Buyer’s Notice to Seller, Buyer shall be deemed to have waived Buyer’s rights with respect to the purchase of the additional Future Receivables contained in the Offer Notice, and Seller may thereupon proceed with the sale of the additional Future Receivables on terms no more favorable to a prospective buyer than set forth in the Offer Notice. In the event Buyer timely provides Seller with the Buyer’s Notice, the Parties shall consummate the sale of the additional Future Receivables set forth in the Offer Notice within ten (10) days after the Buyer’s Notice or at such other time as the Parties may mutually agree. The ROFR shall terminate two (2) years after the Effective Date. Seller acknowledges, understands, and agrees that Buyer, in Buyer’s sole and absolute discretion, may record a memorandum in the Public Records of any county in the United States confirming Buyer’s ROFR to any of Seller’s additional Future Receivables.

11. UPDATED CREDIT REPORTS. Seller and any Guarantor to this Agreement expressly authorize Buyer, Buyer’s agents, Buyer’s representatives, any credit reporting agency engaged by Buyer, any due diligence service engaged by Buyer, and any collections service engaged by Buyer to (i) investigate, review, and analyze any references given by Seller to Buyer; (ii) investigate, review, and analyze any information and documents supplied by Seller to Buyer; (iii) obtain consumer and business credit reports on Seller and any of Seller’s owners, directors, affiliates, related entities, and/or subsidiaries; (iii) obtain consumer and business credit reports on any Guarantor to this Agreement and any of Guarantor’s owners, directors, affiliates, related entities, and/or subsidiaries; and, (v) to contact personal and business references provided to Buyer by Seller and/or any Guarantor to this Agreement at any time until Buyer has received the Purchased Amount in full or for Buyer’s ability to determine Seller’s eligibility to enter into any future agreement with Buyer.

Seller’s Initial:

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12. ACKNOWLEDGMENT OF SECURITY INTEREST AND SECURITY AGREEMENT. The sale of Future Receivables by Seller to Buyer pursuant to this Agreement are “accounts”, “general intangibles”, or “payment intangibles” as those terms are defined in the UCC and such sale shall constitute and shall be construed and treated for all purposes as a true and complete sale, conveying good title to the Future Receivables free and clear of any liens and encumbrances, from Seller to Buyer. To the extent the Future Receivables are “accounts” or “payment intangibles” then (i) the sale of the Future Receivables creates a security interest as defined in the UCC, (ii) this Agreement constitutes a “security agreement” under the UCC, and (iii) Buyer has all the rights of a secured party under the UCC with respect to such Future Receivables. Seller further agrees that Buyer, in Buyer’s sole and absolute discretion, may notify account debtors, or other persons and/or entities obligated on the Future Receivables, of Seller’s sale of the Future Receivables and may instruct them to make payment or otherwise render performance to or for the benefit of Buyer.

13. UCC FORMS AND STATEMENTS. Seller expressly authorizes Buyer to file, submit, and/or record any UCC forms and statements that Buyer deems necessary, in Buyer’s sole and absolute discretion, in connection with this Agreement including, but not limited to, UCC-1 forms and UCC-3 forms. Seller acknowledges, understands, and agrees that any UCC forms and statements may state that (i) the transactions contemplated by this Agreement are intended to be a sale and not an assignment for security; (ii) Seller is prohibited from obtaining any financing that impairs the value of the Future Receivables or Buyer’s right to collect same. Seller expressly authorizes Buyer to debit Seller’s Bank Account for all costs, fees, and expenses incurred by Buyer associated with the filing, submission, and/or recording of any UCC forms and statements.

14. SHARING OF INFORMATION. Seller expressly authorizes Buyer to share information regarding Seller’s performance under this Agreement with any affiliates and unaffiliated third parties.

15. INDEMNIFICATION. Seller shall indemnify and hold harmless Processor, Buyer, and their officers, directors, principals, partners, members, employees, agents, representatives, and affiliates (each being an “Indemnified Party”) from and against any and all losses, claims, actions, damages, and liabilities, joint or several, to which such Indemnified Party may become subject under any applicable federal or state law, made by any third party or otherwise (including, without limitation, any customer or client of Seller), relating to or in connection with this Agreement, the collection of any Future Receivables, the collection of any Daily Retrieval, the rejection or revocation of merchandise or disputes with respect to any services of every kind and nature by any customer or client of Seller and the performance by such Indemnified Party under this Agreement, and Seller will reimburse any Indemnified Party for all reasonable costs, fees, and expenses (including, but not limited to, (a) costs of collection; (b) witness fees; (c) expert fees; (d) consultant fees; (e) attorney, paralegal, and legal assistant fees, costs, and expenses; and, (f) other professional fees, costs, and expenses) as they are incurred in connection with the investigation of, preparation for, or defense of any pending or threatening claim, or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto. The provisions of this paragraph shall survive the termination of this Agreement.

16. NOTICES FROM BUYER TO SELLER. Buyer may send any notices, disclosures, terms and conditions, other documents, communications, and any future changes to Seller by regular mail or by e-mail, at Buyer’s option and Seller consents to such electronic delivery. Notices sent by e-mail are effective when sent. Notices sent by regular mail become effective three (3) days after mailing to Seller’s address set forth in this Agreement.

17. NOTICES FROM SELLER TO BUYER. Seller may send any notices to Buyer by e-mail only upon the prior written consent of Buyer, which consent may be withheld, denied, and/or conditioned in Buyer’s sole and absolute discretion. Otherwise, any notices or other communications from Seller to Buyer must be delivered by certified mail, return receipt requested, to Buyer’s address at One River Funding, LLC, 429 Lenox Avenue, Miami Beach, FL 33139. Notices sent to Buyer shall become effective only upon receipt by Buyer.

Seller’s Initial:

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18. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of Seller, Buyer, and their respective successors and assigns, except that Seller shall not have the right to assign its rights, interests, or obligations hereunder without the prior written consent of Buyer, which consent may be withheld, denied, and/or conditioned in Buyer’s sole and absolute discretion. Buyer may assign this Agreement without notice to Seller.

19. CANCELLATION. The obligation of Buyer under this Agreement will not be effective unless and until Buyer has completed its review of Seller and has accepted this Agreement by delivering the Purchase Price, minus the Transaction Setup Fee. Prior to accepting this Agreement, Buyer may conduct a processing trial to confirm its access to Seller’s Bank Account. If the processing trial is not completed to the satisfaction of Buyer, Buyer will refund to Seller all funds that were obtained by Buyer during the processing trial. If Seller cancels this Agreement prior to Buyer delivering the Purchase Price, Seller will be charged the Cancellation Fee set forth on the Fee Structure Addendum and the Cancellation Fee will be debited via ACH from Seller’s Bank Account. Seller will also be charged the Cancellation Fee if Buyer cancels the Agreement due to any misrepresentation, false statement, and/or fraud by Seller.

20. AUTHORIZATION TO CONTACT SELLER BY PHONE. Seller expressly authorizes Buyer and Buyer’s officers, directors, principals, partners, members, employees, agents, representatives, and affiliates to contact Seller (i) at any telephone number that Seller provides to Buyer; (ii) at any telephone number from which Seller places a call to Buyer; (iii) at any telephone number where Buyer believes it may reach Seller using any means of communication, including, but not limited to, calls or text messages to mobile, cellular, wireless, or other similar devices; and/or, (iv) via calls or text messages using an automated telephone dialing system, artificial voices, and/or prerecorded messages, even if Seller incurs charges for receiving such communications.

21. AUTHORIZATION TO CONTACT SELLER BY OTHER MEANS. Seller agrees that Buyer and Buyer’s officers, directors, principals, partners, members, employees, agents, representatives, and affiliates may use any other medium not prohibited by law to contact Seller including, but not limited to, mail, e-mail, and facsimile. Seller expressly consents to conduct business by electronic means.

22. TIME OF THE ESSENCE. Time is of the essence of this Agreement. Wherever the time for performance falls upon a Saturday, Sunday, or Legal Holiday, such time for performance shall be extended to the next Business Day.

23. GENERAL TERMS. This Agreement, including any written extrinsic documents referred to herein, is the entire agreement of the Parties, and there are no other representations, understandings, stipulations, agreements, warranties, or promises (express or implied, oral or written) between the Parties with respect to the subject matter of this Agreement. No custom or practice which may evolve between the Parties in the administration of the terms of this Agreement shall waive or diminish the right of any Party to insist upon the strict performance of this Agreement. Without the express written consent of all Parties, no third-party shall be deemed a third-party beneficiary to this Agreement. This Agreement may not be altered, amended, changed, or extended except by a written instrument signed by the Parties. Whenever the context of this Agreement so requires or admits, words used in the neuter gender include the masculine and feminine; and the singular includes the plural and the plural the singular. If any provision of this Agreement shall be declared invalid, illegal, and/or unenforceable, the remainder of this Agreement shall continue in full force and effect. The captions at the beginning of the several paragraphs of this Agreement shall be ignored in interpreting and construing this Agreement. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same.

Seller’s Initial:

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24. AGREEMENT CONSTRUCTION / NO DURESS. The Parties acknowledge that this Agreement was prepared after substantial negotiations between the Parties. This Agreement shall not be interpreted against either Party solely because such Party or its counsel drafted the Agreement. The Parties represent and warrant that the Parties have been represented in the signing of this Agreement by independent legal counsel or have had the opportunity to seek and be represented by independent legal counsel selected of their own free will. Additionally, the Parties each acknowledge, understand, and agree that they each entered into this Agreement of their own free will and not under duress, fraud, undue influence, or in any other manner that would impede or hinder a Party’s free ability to negotiate and/or agree to this Agreement.

25. CLASS ACTION WAIVER. THE PARTIES ACKNOWLEDGE, UNDERSTAND, AND AGREE THAT THE AMOUNT AT ISSUE IN THIS AGREEMENT AND ANY DISPUTES THAT ARISE BETWEEN THE PARTIES ARE LARGE ENOUGH TO JUSTIFY DISPUTE RESOLUTION ON AN INDIVIDUAL BASIS. EACH PARTY HERETO WAIVES ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES AGREE THAT: (I) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (II) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

26. LIMITATION OF LIABILITY. IN NO EVENT WILL BUYER BE LIABLE FOR ANY CLAIMS ASSERTED BY SELLER FOR LOST PROFITS, LOST REVENUES, LOST BUSINESS OPPORTUNITIES, EXEMPLARY DAMAGES, PUNITIVE DAMAGES, SPECIAL DAMAGES, INCIDENTAL DAMAGES, INDIRECT DAMAGES, OR CONSEQUENTIAL DAMAGES. TO THE FULLEST EXTENT PERMITTED BY LAW, SELLER EXPRESSLY WAIVES AND DISCLAIMS ANY AND ALL CLAIMS AGAINST BUYER FOR LOST PROFITS, LOST REVENUES, LOST BUSINESS OPPORTUNITIES, EXEMPLARY DAMAGES, PUNITIVE DAMAGES, SPECIAL DAMAGES, INCIDENTAL DAMAGES, INDIRECT DAMAGES, OR CONSEQUENTIAL DAMAGES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

27. ATTORNEYS’ FEES AND COSTS. IN THE EVENT OF ANY DISPUTE HEREUNDER OR OF ANY ACTION TO INTERPRET OR ENFORCE THIS AGREEMENT, ANY PROVISION HEREOF OR ANY MATTER ARISING HEREFROM, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER ITS REASONABLE COSTS, FEES, AND EXPENSES, INCLUDING, BUT NOT LIMITED TO, (A) COSTS OF COLLECTION; (B) WITNESS FEES; (C) EXPERT FEES; (D) CONSULTANT FEES; (E) ATTORNEY, PARALEGAL, AND LEGAL ASSISTANT FEES, COSTS, AND EXPENSES; AND, (F) OTHER PROFESSIONAL FEES, COSTS, AND EXPENSES WHETHER SUIT BE BROUGHT OR NOT, AND WHETHER IN SETTLEMENT, IN ANY DECLARATORY ACTION, AT TRIAL, OR ON APPEAL. THIS PROVISION SHALL SURVIVE TERMINATION OF THIS AGREEMENT.

Seller’s Initial:

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28. GOVERNING LAW, JURISDICTION, AND VENUE.THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED, ENFORCED, AND INTERPRETED UNDER THE LAWS OF THE STATE OF FLORIDA. VENUE AND JURISDICTION FOR ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT SHALL LIE EXCLUSIVELY IN THE STATE COURTS IN AND FOR MIAMI-DADE COUNTY, FLORIDA. THE PARTIES ACKNOWLEDGE, UNDERSTAND, AND AGREE THAT THE AFOREMENTIONED CHOICE OF VENUE IS TO BE CONSIDERED MANDATORY AND NOT PERMISSIVE IN NATURE, THEREBY PRECLUDING THE POSSIBILITY OF LITIGATION IN ANY JURISDICTION OTHER THAN THAT SPECIFIED IN THIS PROVISION. SELLER HEREBY EXPRESSLY WAIVES ANY RIGHT SELLER MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON- CONVENIENS OR TO OBJECT TO VENUE. SELLER EXPRESSLY CONSENTS TO THE PERSONAL JURISDICTION OF THE COURTS IN AND FOR MIAMI-DADE COUNTY, FLORIDA. SELLER EXPRESSLY WAIVES ANY CHALLENGES TO THE PERSONAL JURISDICTION OF THE COURTS IN AND FOR MIAMI-DADE COUNTY, FLORIDA. TO THE EXTENT PERMITTED BY LAW, SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST SELLER MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SELLER’S ADDRESS INDICATED ON THE FIRST PAGE OF THE AGREEMENT.

29. DEFAULT. A BREACH OF ANY REPRESENTATION, WARRANTY, TERM, CONDITION, PROVISION, AND/OR COVENANT CONTAINED WITHIN THIS AGREEMENT CONSTITUTES A MATERIAL BREACH OF THIS AGREEMENT AND AN EVENT OF DEFAULT (A “DEFAULT”). IN THE EVENT OF A DEFAULT OF THIS AGREEMENT, EACH PARTY SHALL BE PERMITTED TO PURSUE ANY AND ALL REMEDIES AT LAW OR IN EQUITY. UPON THE OCCURRENCE OF ANY PAYMENT DEFAULT HEREUNDER, BUYER SHALL BE ENTITLED TO CHARGE AND SELLER SHALL PAY THE DEFAULT FEE SET FORTH ON THE FEE STRUCTURE ADDENDUM AS LIQUIDATED DAMAGES.

30. IRREPARABLE HARM. The Parties expressly acknowledge, understand, and agree that a violation of this Agreement by Seller will cause Buyer irreparable injury, not adequately compensable by monetary damages. Seller agrees that in the event of a Default, Buyer shall be entitled to, as a matter of right, equitable relief in the form of, but not limited to a restraining order, an injunction, a decree or decrees of specific performance, or any other form of adequate equitable relief in a court of competent jurisdiction, in addition to any other remedies available at law or in equity

31. WAIVER OF RIGHT TO JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION, INCLUDING, BUT NOT LIMITED TO, ANY COUNTERCLAIM WHICH MAY BE FILED BY ANY PARTY, BASED ON THIS AGREEMENT, OR RISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, OR ANY PURPORTED OR CLAIMED COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION BY ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

32. PERSONAL PERFORMANCE GUARANTEE. As a material condition to the consummation of the transactions contemplated by this Agreement, each guarantor that signs this Agreement (individually a “Guarantor” and, collectively, the “Guarantors”) hereby unconditionally, jointly and severally, personally guarantees the performance of all covenants, representations, and warranties of Seller. Furthermore, Guarantor represents and warrants that all representations and warranties made by Seller in this Agreement are true and correct and shall remain true and correct in all material respects until Buyer has received the Purchased Amount in full pursuant to the terms and conditions of this Agreement. This guarantee shall be continuing and irrevocable and the Guarantor agrees that Buyer may proceed directly against Guarantor without first proceeding against Seller. Guarantor further guarantees the payment of all costs and expenses (including, but not limited to, (a) costs of collection; (b) witness fees; (c) expert fees; (d) consultant fees; (e) attorney, paralegal, and legal assistant fees, costs, and expenses; and, (f) other professional fees, costs, and expenses) which may be incurred as a result of a Default by Seller. This guarantee is unlimited, absolute, and without condition, and is binding upon each Guarantor and the Guarantor’s heirs, legal representatives, successors, and assigns. Each Guarantor acknowledges, understands, agrees, and approves of this Agreement and Guarantor’s signature on this Agreement shall serve as confirmation that Guarantor understands all terms and conditions of this Agreement and agrees to be bound by the same. Guarantor shall not have the right to assign its rights, interests, or obligations hereunder without the prior written consent of Buyer, which consent may be withheld, denied, and/or conditioned in Buyer’s sole and absolute discretion. Guarantor shall not dispose, convey, sell, or otherwise transfer (or cause Seller to dispose, convey, sell, or otherwise transfer) any material business assets of

Seller’s Initial:

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Seller without the prior written consent of Buyer, which consent may be withheld, denied, and/or conditioned in Buyer’s sole and absolute discretion. The obligation of Guarantor shall be unconditional and absolute, regardless of the unenforceability of any provision of any agreement between Seller and Buyer, or the existence of any defense, setoff, or counterclaim which Seller may assert. Buyer is hereby authorized, without notice or demand and without affecting the liability of Guarantor hereunder, to renew or extend Seller’s obligations under the Agreement or otherwise modify, amend, or change the terms of the Agreement. Guarantor is hereby notified that a negative credit report reflecting on Guarantor’s credit record may be submitted to a credit reporting agency if the terms of this guaranty are not honored by Guarantor. Guarantor expressly consents to conduct business by electronic means.

The entity and/or individual(s) signing for Seller below agrees that they have read, understood, and agree to abide by the terms of this Agreement including those terms contained in the Fee Structure Addendum attached hereto and incorporated by reference as Exhibit A.

Dated:	Signature:		Mailing
7/27/2022			Address:
	Print Name:	Christin Hemmens	City:
	Print Title:		State:
Zip:

Dated:	Signature:	Mailing
Address:
	Print Name:	City:
	Print Title:	State:
Zip:

Agreement of Each Guarantor:
(Signature):	(Signature):
(Signature):	(Signature):

One River Funding, LLC
Dated:	(Signature):	Mailing Address:	429 Lenox Avenue
	Print Name:	City:	Miami Beach
	Print Title:	State:	Florida
		Zip:	33139

Seller’s Initial:

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Exhibit A

Fee Structure Addendum

This Fee Structure Addendum is made part of and incorporated by reference into that certain Purchase and Sale Agreement dated 7/27/2022 between One River Funding, LLC as Buyer and MCA WESTOVER HILLS OPERATING COMPANY, LLC as Seller (the “Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

In addition to all of the fees and charges set forth in the Agreement, Seller agrees to pay Buyer on demand the fees and charges set forth in this Fee Structure Addendum. Buyer is authorized by Seller to initiate electronic or debit entries through the Automated Clearing House (“ACH”) or other wire transfer service as applicable from the Seller’s Bank Account set forth in the Agreement to assess any of the fees and charges listed herein or referenced in the Agreement. The additional fees are as follows

●	Cancellation Fee - $250.00. To cover Buyer’s administrative expenses in the event that Seller elects to cancel the Agreement prior to the initial funding date.

●	NSF Fee - $35.00 per occurrence.

●	Rejected ACH fee - $100.00 per occurrence in the event that a merchant directs the designated Bank Account to reject Buyer’s debit ACH.

●	Bank Change Fee - $50.00. Assessed in the event Seller elects to change the Seller’s Bank Account.

●	Blocked Account Fee - $2,500.00 per occurrence.

●	Default Fee - The greater of an amount to five percent (5%) of the Purchased Amount of Future Receivables outstanding or $2,500.00.

The entity and/or individual(s) signing for Seller below agrees that they have read, understood, and agree to abide by the terms of this Fee Structure Addendum

SELLER(S)

[name of Seller]
Signature:		Signature:
Print Name:	Christin Hemmens	Print Name:
Print Title:	Owner	Print Title:

Agreement of each Guarantor:
(Signature):	(Signature):
(Signature):	(Signature):

Seller’s Initial:

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Additional Seller Addendum to

Purchase Agreement

Parties

Buyer	One River Funding, LLC
Original Seller	MCA WESTOVER HILLS OPERATING COMPANY, LLC
Additional Seller(s)

MEMORY CARE AMERICA, LLC, Address: 8800 Village Dr, Suite 201, San

Antonio, TX 78217

MEMORY CARE AT GOOD SHEPHERD, LLC, , Address: 2501 Aldersgate Rd,

Little Rock, AR 72205

MCA MANAGEMENT COMPANY, INC., Address: 8800 Village Dr, Suite 201,

San Antonio, TX 78217

MCA NAPLES OPERATING COMPANY, LLC, Address: 4009 Hillsboro Rd,

Suite 209, Nashville, TN 37215

MCA Naples Holdings, LLC, Address: 8800 Village Dr, Suite 201, San Antonio, TX 78217

This Additional Seller Addendum to Purchase Agreement (“Addendum”) is entered into by and among the above referenced Parties and amends that certain Purchase Agreement between Buyer and Original Seller dated 7/27/2022 (the “Purchase Agreement”).

Each Additional Seller desires to enter into the Purchase Agreement and to agree to all of the terms of the Purchase Agreement, so that they will all fully apply to such Additional Seller to the same extent as if the Additional Seller had executed the Purchase Agreement itself. Therefore, each of the Parties agree as follows:

1. Each Additional Seller is fully bound by all of the terms, conditions, representations, warranties and covenants of the Agreement. The Purchase Agreement is fully incorporated into this Addendum by reference, and binds and inures to the benefit of each of the Parties hereto, and all of their heirs, successors and assigns, the same as if such Additional Seller had signed the Purchase Agreement. All references to “Seller” in the Purchase Agreement mean individually, collectively and interchangeably the Original Seller and each Additional Seller. Notwithstanding the foregoing, the Parties acknowledge that the initial Daily Amount established in the Purchase Agreement is based on the average monthly sales of the Original Seller only. By signing this Addendum and adding the Additional Sellers to the Purchase Agreement, the Parties do not intend to re-calculate the Daily Amount by including the average monthly sales of the Additional Sellers. The Parties therefore agree that the Daily Amount shall remain the same following the execution of this Addendum, subject to the Parties’ right request changes to the Daily Amount as set forth in the Purchase Agreement.

2. Each Additional Seller agrees to and enters into the Purchase Agreement as a Seller and hereby joins in the sale of its Future Receipts and agrees to deliver the Amount Sold to Buyer on the terms and conditions set forth in the Purchase Agreement. The obligation of each Seller to deliver the entire Amount Sold is joint and several. Any default by a Seller under the Purchase Agreement shall constitute a default of every Seller under the Purchase Agreement. Each Seller hereby guarantees the prompt performance of the obligations of the other Sellers under the Purchase Agreement. Buyer may file suit against, or otherwise seek to collect receipt of the Amount Sold from any Seller without the necessity of Buyer first seeking to collect payment from the any other Seller or other party that may be liable for the obligations created by the Purchase Agreement.

3. The Original Seller has received the Purchase Price on behalf of itself and the Additional Sellers. The Purchase Price shall be allocated among the Sellers in such amount as they may agree upon, but each shall have an undivided interest in the entire

Seller’s Initial:

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Purchase Price. Each Additional Seller is an affiliate that controls, is controlled by, or under common control with, the Original Seller. The Additional Sellers agree that joining in the sale of the Amount Sold by signing this Addendum is in the mutually beneficial interest of all Sellers.

4. The Parties acknowledge that each Additional Seller may maintain separate bank accounts and each Additional Seller will take such actions as are necessary or appropriate to enable Buyer to debit such Additional Seller’s Approved Account. Each Seller agrees that Buyer may debit any or all Approved Accounts in such amounts as Buyer determines in its discretion until Buyer receives the Daily Amount. Buyer shall not be required to debit each Approved Account in any specific amount or order to obtain the Daily Amount and may, for example, debit the Approved Account of any single Seller in an amount equal to the entire Daily Amount.

5. Any notice to an Additional Seller in connection with the Purchase Agreement or this Addendum may be given to such the Original Seller on behalf of such Additional Seller in the manner set forth in the Purchase Agreement.

By their signatures below the Parties agree to be bound by this Addendum.

Buyer	Original Seller

One River Funding, LLC (Buyer)	MCA WESTOVER HILLS OPERATING COMPANY, LLC

By:	Signature:
Title:	By:	Christin Hemmens
	Title:	Owner

Additional Seller(s)

MEMORY CARE AMERICA, LLC

Signature:
By:	Christin Hemmen
Title:	Owner
Business Address:	8800 Village Dr. Suite 201, San Antonio, TX 78217

MEMORY CARE AT GOOD SHEPHERD, LLC

Signature:
By:	Christin Hemmens
Title:	Owner
Business Address:	2501 Aldersgate Rd, Little Rock, AR 72205

MCA MANAGEMENT COMPANY, INC.

Signature:
By:	Christin Hemmens
Title:	Owner
Business Address:	8800 Village Dr, Suite 201 San Antonio, TX 78217

MCA NAPLES OPERATING COMPANY, LLC

Signature:
By:	Christin Hemmens
Title:	Owner
Business Address:	4009 Hillsboro Rd, Suite 209 Nashville, TN 37215

MCA Naples Holdings, LLC

Signature:
By:	Christin Hemmens
Title:	Owner
Business Address:	8800 Village Dr, Suite 201 San Antonio, TX 78217

Seller’s Initial:

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CONSENT AND REAFFIRMATION OF GUARANTOR

Each undersigned guarantor (“Guarantor”) hereby reaffirms the Personal Guaranty of Performance (“Guaranty”) provided for the benefit of the Buyer in pursuant to which Guarantor guaranteed to Buyer the prompt and complete performance of all of the Seller’s obligations under the Purchase Agreement. Each Guarantor consents to the addition of the Additional Sellers as contemplated by this Addendum and agrees that, as used in the Guaranty, “Seller” means individually, collectively and interchangeably the Original Seller and each Additional Seller.

Owner 1 – Christin Hemmens

Guarantor:	Christin Hemmens	(Print Name)
Signature:

For Corporate Guarantors (or other entities) -

Guarantor:
By:
Print Name of Signer:
Its:	(Official Position)

Seller’s Initial:

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